UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

BOLT BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39988	47-2804636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Chesapeake Drive
Redwood City, California		94063
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 665-9295

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	BOLT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On May 14, 2024, Bolt Biotherapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2024 and a corporate update. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained herein and the accompanying exhibit is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On May 14, 2024, the Company announced a strategic pipeline prioritization and restructuring plan pursuant to which it will discontinue developing trastuzumab imbotolimod, formerly known as BDC-1001, in order to focus on the Company’s next generation ISAC platform including new clinical candidate, BDC-4182, targeting Claudin 18.2, and Phase 1 asset, BDC-3042, a Dectin-2 agonist antibody, and reduce overall operating expenses to preserve cash. The restructuring plan includes a reduction of the Company’s current workforce by approximately 50 employees, or approximately 50% of the Company’s workforce. The Company estimates that it will incur aggregate pre-tax charges between approximately $3.0 million to $4.0 million in connection with the reduction-in-force, primarily consisting of severance payments, employee benefits, and related costs. The Company expects that the reduction-in-force will be complete by the end of 2024 and that the associated charges will be substantially incurred in the second quarter of 2024. The estimated charges that the Company expects to incur are subject to a number of assumptions, and actual results may differ materially from these estimates. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the restructuring plan.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On May 13, 2024, Edgar G. Engleman, M.D. notified the Company of his resignation as a member of the Company's Board of Directors (the “Board”) and from all committees of the Board on which he served, effective as of May 15, 2024. Dr. Engleman's resignation is not the result of any disagreement with the Company relating to the Company's operations, policies or practices. Upon his departure as a member of the Board, Dr. Engleman will join the Company's Scientific Advisory Board to continue to provide his support to the Company with his extensive expertise and experience in the biopharmaceutical industry.

Departure of Chief Executive Officer and Director

In connection with the reduction-in-force described under Item 2.05 above, Randall C. Schatzman, Ph.D. is stepping down as the Company’s Chief Executive Officer and has resigned as a member of the Board, both effective as of May 15, 2024. Dr. Schatzman's resignation is not the result of any disagreement with the Company relating to the Company's operations, policies or practices. Dr. Schatzman will continue to be an employee of the Company through July 15, 2024, at which time he will become an advisor to the Company pursuant to a consulting agreement entered into on May 13, 2024 (the “Schatzman Consulting Agreement”). Pursuant to the Schatzman Consulting Agreement, the Company and Dr. Schatzman mutually agreed that commencing July 15, 2024 until the earlier of (i) nine months following July 15, 2024 or (ii) a termination in accordance with the terms of the Schatzman Consulting Agreement, Dr. Schatzman will provide certain advisory services to support the Company with the orderly transition of his duties. Dr. Schatzman’s provision of services under the Schatzman Consulting Agreement will be deemed “continuous service” (as defined in the Company’s 2021 Equity Incentive Plan and 2015 Equity Incentive Plan). Pursuant to the Schatzman Consulting Agreement, a total of 1,248,571 stock options previously granted to Dr. Schatzman will be canceled.

The Schatzman Consulting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Schatzman Consulting Agreement is qualified in its entirety by reference to such exhibit.

Dr. Schatzman will be entitled to severance payments pursuant to the Company’s Amended and Restated Severance and Change in Control Plan (the “Severance Plan”) as described in the Company’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2024. The Amended and Restated Severance and Change in Control Plan is filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 29, 2023.

Departure of Chief Medical Officer

In connection with the reduction-in-force described under Item 2.05 above, Edith A. Perez, M.D. is stepping down as the Company’s Chief Medical Officer of the Company, effective as of May 15, 2024, as the Company is eliminating the position of Chief Medical Officer. Dr. Perez will continue to be an employee of the Company through July 15, 2024, at which time she will become an advisor to the Company pursuant to a consulting agreement entered into on May 13, 2024 (the “Perez Consulting Agreement”). Pursuant to the Perez Consulting Agreement, the Company and Dr. Perez mutually agreed that commencing July 15, 2024 until the earlier of (i) 12 months following July 15, 2024 or (ii) a termination in accordance with the terms of the Perez Consulting Agreement, Dr. Perez will provide certain advisory services to support the Company’s clinical development. Dr. Perez’s provision of services under the Perez Consulting Agreement will be deemed “continuous service” (as defined in the Company’s 2021 Equity Incentive Plan and 2015 Equity Incentive Plan). Pursuant to the Perez Consulting Agreement, a total of 367,142 stock options previously granted to Dr. Perez will be canceled.

The Perez Consulting Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Perez Consulting Agreement is qualified in its entirety by reference to such exhibit.

Dr. Perez will be entitled to severance payments pursuant to the Severance Plan as described in the Company’s definitive proxy statement, filed with the SEC on April 26, 2024. The Amended and Restated Severance and Change in Control Plan is filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 29, 2023.

Appointment of President and Chief Executive Officer and Director

Effective May 15, 2024, William P. Quinn, the Company's Chief Financial Officer since 2020, will also become the Company's President and Chief Executive Officer, and will be appointed a member of the Board. Mr. Quinn will continue to serve as the Company’s Chief Financial Officer. Mr. Quinn’s annual base salary will be set at $450,000, and he will be eligible for an annual target bonus of 55% of his annual base salary.

Appointment of Chief Operating Officer

Effective May 15, 2024, Grant Yonehiro, the Company's Chief Business Officer since 2016, will serve as the Company's Chief Operating Officer. Mr. Yonehiro's annual base salary will be set at $450,000, and he will be eligible for an annual target bonus of 40% of his annual base salary.

Biographical information for Messrs. Quinn and Yonehiro may be found in the Company’s definitive proxy statement filed with the SEC on April 26, 2024. The Company also previously entered into: (i) an indemnity agreement and (ii) a participation agreement pursuant to the Severance Plan with each of Messrs. Quinn and Yonehiro. The forms of the indemnity agreement and Severance Plan were previously filed with the SEC as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 on January 15, 2021 and Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 on March 29, 2023, respectively, and incorporated by reference herein. In connection with his appointment as President and Chief Executive Officer, Mr. Quinn will sign a new participation agreement to the Severance Plan, providing for, among other things, the continued payment of his base salary for 12 months following either an involuntary termination without cause or a resignation for good reason (as each such term is defined in the Severance Plan) and a lump sum payment of 18 months of his base salary and his annual target bonus amount in the event of an involuntary termination without cause or a resignation for good reason that occurs in the period commencing three months prior to and ending 12 months following a change in control. There are no arrangements or understandings between Messrs. Quinn and Yonehiro and any other persons, pursuant to Mr. Quinn's appointment as President, Chief Executive Officer, and member of the Board, and Mr. Yonehiro's appointment as Chief Operating Officer. There are no family relationships among any of the Company’s directors or executive officers and Messrs. Quinn and Yonehiro, and they have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Principal Accounting Officer

Effective May 15, 2024, Sarah Nemec, 48, will serve as Vice President, Finance and Principal Accounting Officer of the Company. Ms. Nemec joined the Company in August 2020 with extensive experience in accounting and finance in the biotechnology industry. From March 2016 to October 2019, Ms. Nemec served in various roles at BioElectron Technology Corp., a private biotechnology company, most recently as the Vice President, Principal Accounting Executive, where she led accounting and cash management for the company through the sale and transition of its assets to PTC Therapeutics. Inc. From October 2019 until joining the Company, Ms. Nemec served as a consultant to BioElectron Technology Corp. Previously, Ms. Nemec served in various other management positions for Nuverra Environmental Solutions (acquired by Select Energy Services, Inc.), JDA Software, Inc. (now Blue Yonder), Affymetrix, Inc. (acquired by Thermo Fisher Scientific), and Kinetics Group, Inc. Ms. Nemec began her career as an auditor in the financial services and life science practice at Ernst & Young, LLP. Ms. Nemec is a certified public accountant and earned her B.S. and M.S. in Accounting from Ohio University.

The Company also previously entered into: (i) an indemnity agreement and (ii) a participation agreement pursuant to the Severance Plan with Ms. Nemec. The forms of the indemnity agreement and Severance Plan were previously filed with the SEC as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 on January 15, 2021 and Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 on March 29, 2023, respectively, and incorporated by reference herein.

In connection with her appointment as Principal Accounting Officer, Ms. Nemec's annual base salary will be set at $353,000, and she will be eligible for an annual target bonus of 30% of her annual base salary. There are no arrangements or understandings between Ms. Nemec and any other persons, pursuant to Ms. Nemec's appointment as Principal Accounting Officer. There are no family relationships among any of the Company’s directors or executive officers and Ms. Nemec and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Forward-Looking Statements

This report contains forward-looking statements about us and our industry that involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding the results of our Reduction in Force and any estimated charges associated with the Reduction in Force are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “on track,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: our recent restructuring may not result in our intended outcomes and may yield unintended consequences and additional costs. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by our forward-looking statements is included in the reports we have filed or will file with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023. These filings, when available, are available on the investor relations section of our website at investors.boltbio.com and on the SEC’s website at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement by and between the Registrant and Randall C. Schatzman, dated May 13, 2024
10.2	Consulting Agreement by and between the Registrant and Edith Perez, dated May 13, 2024
99.1	Press Release dated May 14, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bolt Biotherapeutics, Inc.

Date:	May 14, 2024	By:	/s/ William P. Quinn
William P. Quinn Chief Financial Officer